UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2009

Pet DRx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-369-1914

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in Pet DRx Corporation's (the "Company") Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 9, 2009 (the "Proxy Statement"), Mr. Gary Brukardt informed the Company that he would retire from the Company's Board of Directors effective with the expiration of his annual term on July 28, 2009. Mr. Brukardt also served on our audit committee and, accordingly, Mr. Brukardt's retirement caused our audit committee to have only two members. As a result, we are currently noncompliant with NASDAQ Marketplace Rule 5605(c)(2)(A), which requires listed companies to have at least three (3) audit committee members. The Company gave notice to NASDAQ of this non-compliance on July 30, 2009 in accordance with Nasdaq rules.

On July 31, 2009, the Company received a Nasdaq staff deficiency letter confirming that the Company fails to comply with Nasdaq Marketplace Rule 5605 regarding the audit committee composition requirement as described above. The Nasdaq staff informed the Company that the Company has until the earlier of the date of its next annual shareholders meeting or July 28, 2010 to comply with this requirement (the "Cure Period"). The Board expects to appoint a new independent director to become a member of the audit committee prior to the expiration of the Cure Period at which time the Company expects to be in full compliance with NASDAQ Marketplace Rule 5605(c)(2)(A).

Item 8.01 Other Events.

As previously disclosed in the Company's Proxy Statement, the Board determined that Messrs. Brukardt, Kanter, Johnston, and Martin are "independent" as that term is defined under the applicable rules and regulations of the Nasdaq Stock Market. The Company's Proxy Statement inadvertently omitted the fact that the Board also had determined that Mr. Shroff is "independent" under the applicable Nasdaq rules. The Board is currently comprised of six directors the majority of whom are independent under the applicable Nasdaq rules.

A copy of the press release announcing the Company’s technical noncompliance with Nasdaq’s audit committee composition requirement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Copy of press release dated July 31, 2009 issued by Pet DRx Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet DRx Corporation

July 31, 2009	By:	George A. Villasana

Name: George A. Villasana
Title: Executive Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 31, 2009 issued by Pet DRx Corporation.